Exhibit 25.1

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/28/95                         By: /s/ Thomas J. Barrack, Jr.
                                            Thomas J. Barrack, Jr.



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/16/95                         By: /s/ Gordon M. Bethune
                                            Gordon M. Bethune



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/17/95                         By: /s/ David Bonderman
                                            David Bonderman



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/20/95                         By: /s/ Joel H. Cowan
                                            Joel H. Cowan


                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/17/95                         By: /s/ Patrick Foley
                                            Patrick Foley



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/20/95                         By: /s/ Rowland C. Frazee
                                            Rowland C. Frazee



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/16/95                         By: /s/ Hollis L. Harris
                                            Hollis L. Harris



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/16/95                         By: /s/ Robert L. Lumpkins
                                            Robert L. Lumpkins



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/18/95                         By: /s/ Douglas H. McCorkindale
                                            Douglas H. McCorkindale



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/17/95                         By: /s/ David E. Mitchell
                                            David E. Mitchell



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/16/95                         By: /s/ Richard W. Pogue
                                            Richard W. Pogue



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/17/95                         By: /s/ William S. Price
                                            William S. Price



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/17/95                         By: /s/ Donald L. Sturm
                                            Donald L. Sturm



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/20/95                         By: /s/ Claude I. Taylor
                                            Claude I. Taylor



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/16/95                         By: /s/ Karen Hastie Williams
                                            Karen Hastie Williams



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Daniel P. Garton and Joni K. Ffrench or either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.


     IN WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:   3/22/95                         By: /s/ Charles A. Yamarone
                                            Charles A. Yamarone